UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 2, 2012

IMAGE ENTERTAINMENT, INC.
(Exact name of registrant as specified in charter)

Delaware	000-11071	84-0685613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20525 Nordhoff Street, Suite 200, Chatsworth, California	91311

(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number, including area code): (818) 407-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On April 2, 2012, Image Entertainment, Inc. ("Image"), RLJ Acquisition, Inc. ("RLJ") and Acorn Media Group, Inc. ("Acorn") issued a joint press release announcing the execution of an Agreement and Plan of Merger (the "Merger Agreement") between Image and RLJ and a stock purchase agreement among RLJ, Acorn, the shareholders of Acorn and Peter Edwards as the shareholder representative.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

Some of the statements contained herein constitute forward-looking statements.  These statements relate to future events including the mergers contemplated by the Merger Agreement and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements.  These risks and other factors you should consider include, but are not limited to, satisfaction of closing conditions in the Merger Agreement, approval of the Merger Agreement by our stockholders, loss of key personnel, maintaining acceptable margins, the ability to control costs, changes in customer demands or industry standards, the ability to successfully attract and retain a broad customer base for our current and future products, the impact of competition and the risk that our competitors will seek to capitalize on the risks and uncertainties confronting us, including those listed above and the uncertainty of economic conditions in general, financial market performance, and other risks listed under “Risk Factors” in our filings with the Securities and Exchange Commission. In some cases, you can identify forward- looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “projects,” “intends,” “prospects,” “priorities,” or the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. We undertake no obligation to update any of these statements.

Additional Information and Where to Find It

In connection with the mergers proposed under the Merger Agreement, RLJEntertainment, Inc., a holding company formed by RLJ ("RLJ Entertainment"), will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of Image and RLJ that also constitutes a prospectus of RLJ Entertainment.  Image and RLJ will mail the joint proxy statement/prospectus to each of their respective stockholders.  Image, RLJ Entertainment and RLJ urge investors and security holders to read the joint proxy statement/prospectus regarding the proposed Mergers when it becomes available because it will contain important information.  You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov).  You may also obtain these documents, free of charge, from Image’s website (www.image-entertainment.com) under the heading “Investors” and then under the link “SEC Filings.”

RLJ Entertainemnt, Image and RLJ and their respective directors, executive officers and various other members of management and employees may be soliciting proxies from Image stockholders in favor of the Merger Agreement.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Image stockholders in connection with the proposed mergers will be set forth in the joint proxy statement/prospectus when it is filed with the SEC.  You can find information about Image’s executive officers and directors in its Annual Report on Form 10-K/A for the year ended March 31, 2011 filed with the SEC on August 1, 2011.  Information regarding the officers and directors of RLJ is available in the Company’s annual report on Form 10-K for the year ended December 31, 2011, which has been filed with the SEC.  You can obtain free copies of the Image 10-K/A from Image by writing or calling:  Image Entertainment, Inc., Attention: Dawn Martens or Michael B. Bayer, Esq., 20525 Nordhoff Street, Suite 200, Chatsworth, California 91311, (818) 407-9100. Additional information regarding the interests of these potential participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of the jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Joint press release issued by RLJ, Image and Acorn on April 2, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.

	By:	/s/ John W. Hyde
		Name:	John W. Hyde
		Title:	Vice Chairman

Dated: April 2, 2012

INDEX TO EXHIBITS

99.1	Joint press release issued by RLJ, Image and Acorn on April 2, 2012.